UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2018
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CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Maryland	001-35870	90-0947148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)
1233 O.G. Skinner Drive, West Point, Georgia 31833
(Address of principal executive offices) (Zip code)
(706) 645-1391
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement

Transaction with CenterState Bank Corporation

Agreement and Plan of Merger

On April 24, 2018, Charter Financial Corporation, a Maryland corporation (“Charter” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CenterState Bank Corporation, a Florida corporation (“CenterState”), whereby Charter will be merged with and into CenterState (the "Merger"). Pursuant to and simultaneously with entering into the Merger Agreement, Charter's wholly owned subsidiary bank, CharterBank ("CharterBank") and CenterState's wholly owned subsidiary bank, CenterState Bank, N.A. ("CenterState Bank"), entered into a Plan of Merger and Merger Agreement whereby CharterBank will be merged with and into CenterState Bank immediately following the merger of Charter with and into CenterState (the "Bank Merger").

Pursuant to the Merger Agreement, each outstanding share of Charter common stock issued and outstanding immediately prior to the effective time of the Merger will be entitled to receive (i) 0.738 shares of CenterState common stock and (ii) a cash amount equal to $2.30, provided that cash in lieu of any fractional shares of CenterState common stock will be paid. Each outstanding share of CenterState common stock shall remain outstanding and unaffected by the Merger. Each option to purchase shares of Charter common stock will be converted into the right to receive a cash payment equal to the product of (i) the number of shares of Charter common stock underlying such option and (ii) $23.00 minus the exercise price per share under such option. Immediately prior to the effective time of the Merger, all shares of Charter restricted stock shall vest in full and shall be treated like all other issued and outstanding shares of Charter common stock.

The Merger Agreement has been unanimously approved by the boards of directors of Charter and CenterState. The transaction is expected to close in the fourth quarter of 2018 subject to customary conditions, including receipt of all applicable regulatory approvals and the approval of the stockholders of Charter.

The Merger Agreement contains usual and customary representations and warranties that Charter and CenterState made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Charter and CenterState and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating certain terms. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used to allocate risk between Charter and CenterState rather than establishing matters of fact. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger. In addition, Charter has agreed to certain covenants relating to (1) Charter's obligation to convene and hold a meeting of its stockholders to consider and vote upon the approval of the Merger Agreement, and (2) subject to certain exceptions, the recommendation by the Board of Directors of Charter in favor of the approval by its stockholders of the Merger and the Merger Agreement and the transactions contemplated thereby. Charter has also agreed not to (1) solicit proposals relating to any alternative acquisition proposals or (2) subject to certain exceptions, enter into any discussions, or enter into any agreement concerning, or provide confidential information in connection with, any alternative acquisition proposals.

The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written agreement of the parties, (ii) by either party if any regulatory approval required for consummation of the transactions contemplated by the Merger Agreement has been denied by final non-appealable action by the relevant governmental authority or the application therefor has been permanently withdrawn at the request of the relevant governmental authority, (iii) by either party if the approval of the stockholders of Charter is not obtained, (iv) by either party in the event of a material breach by the other party of any representation, warranty or covenant contained in the Merger Agreement and such breach is not cured within 30 days or, if earlier, April 24, 2019, (v) by either party if the Merger is not consummated on or before April 24, 2019, unless the failure of the closing to occur by such date is the result of a material breach of the Merger Agreement by the party seeking to terminate the Merger Agreement, (vi) by CenterState if Charter's board of directors breaches its obligations with respect to giving notice of and making a recommendation in connection with the Charter stockholder meeting, (vii) by Charter if Charter receives a superior proposal and, subject to compliance with the terms of the Merger Agreement, the Charter board of directors has decided to accept such superior proposal, or (viii) by Charter if the price of CenterState common stock decreases in comparison to the specified ratios provided in the Merger Agreement and CenterState elects not to increase the merger consideration. Charter will pay CenterState a termination fee equal to $14.5 million in the event (i) the Merger Agreement is terminated by CenterState because Charter's board of directors breaches its obligations with respect to giving notice of or making a recommendation in connection with the Charter stockholder meeting or by Charter to enter into a superior proposal, or (ii) Charter receives an acquisition proposal and the Merger Agreement is terminated because the required Charter stockholder approval is not obtained or by CenterState because of Charter's material breach of representations, warranties or covenants and Charter enters into an acquisition proposal within 12 months of such termination. CenterState will pay Charter a reverse termination fee equal to $2 million if the Merger Agreement is terminated due to the denial of any regulatory approval caused solely by CenterState and its subsidiaries.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement and certain exhibits attached thereto, a copy of which is filed as Exhibit 2.1, and is incorporated by reference herein. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Charter, CenterState, their respective affiliates and their respective businesses, and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of CenterState that will include a proxy statement of Charter and a prospectus of CenterState and that will be filed with the Securities and Exchange Commission (the "SEC").

Charter Voting Agreements

In connection with entering into the Merger Agreement, each of the directors of Charter and CharterBank have entered into voting agreements (the "Charter Voting Agreements"), pursuant to which each such director has agreed to vote his or her shares of Charter common stock in favor of approval of the Merger Agreement and the transactions contemplated therein. The Charter Voting Agreements generally prohibit the sale or transfer of the shares held by each such director. The Charter Voting Agreements terminate upon the earlier of (i) the consummation of the Merger, (ii) the termination of the Merger Agreement, or (iii) three years from the date of the voting agreement.

The foregoing summary of the Charter Voting Agreements is qualified in its entirety by reference to the complete text of such documents, a form of which is included as Exhibit A to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Director Non-Compete Agreements

In connection with entering into the Merger Agreement, each of the directors of Charter and CharterBank entered into a Non-Competition and Non-Disclosure Agreement with CenterState, which contains provisions related to the non-disclosure of confidential information and trade secrets, non-solicitation of customers, non-competition and non-recruitment of employees.

The foregoing summary of the Non-Competition and Non-Disclosure Agreement is qualified in its entirety by reference to the complete text of such document, a form of which is included as Exhibit D to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Stock Option Lock-up Agreements

In connection with entering into the Merger Agreement, each of the executive officers of Charter entered into a Stock Option Lock-up Agreement, pursuant to which each such executive officer agreed not to exercise more than half of their options to acquire shares of Charter common stock.

The foregoing summary of the Stock Option Lock-Up Agreements is qualified in its entirety by reference to the complete text of such documents, a form of which is included as Exhibit F to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 24, 2018, the Board of Directors of the Company approved and adopted the amendment to the bylaws of the Company (the "Bylaws Amendment"), adding to the existing Bylaws of the Company a new Article VII titled "Exclusive Forum" that provides that, unless the Company consents in writing to the selection of an alternative forum, the state courts located within the State of Maryland, or, if no state court located within the state of Maryland has jurisdiction, the federal district court for the District of Maryland, shall be the sole and exclusive forum for certain litigation. No other provisions of the Bylaws were revised.

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the Bylaws Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01.     Other Events

On April 24, 2018, Charter and CenterState issued a joint press release announcing the Merger Agreement, as described in Item 1.01. Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.

All information included in the press release is presented as of the date thereof, and Charter does not assume any obligation to correct or update such information in the future.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is intended to be protected by the safe harbor provided by the same. These statements are subject to numerous risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: failure to obtain the approval of the Company's shareholders in connection with the merger; the timing to consummate the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of Charter and CenterState; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the merger for other reasons; changes in laws or regulations; and changes in general economic conditions. For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Charter’s most recent Form 10-K report and to Charter’s most recent Form 8-K reports, which are available online at www.sec.gov and on the Company's website at www.charterbk.com under "Investor Relations." No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Charter or CenterState.

Additional Information

CenterState intends to file a registration statement on Form S-4 with the Securities and Exchange Commission to register the shares of CenterState's common stock that will be issued to Charter's shareholders in connection with the transaction. The registration statement will include a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving CenterState and Charter. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by CenterState on its website at www.centerstatebanks.com and by Charter on its website at www.charterbk.com.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of Charter are urged to read carefully the entire registration statement and proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

CenterState, Charter and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Charter stockholders in connection with the Merger. Information regarding the directors and executive officers of CenterState and Charter and other persons who may be deemed participants in the solicitation of the stockholders of Charter in connection with the Merger will be included in the proxy statement/prospectus for Charter's special meeting of stockholders, which will be filed by CenterState with the SEC. Information about the directors and officers of CenterState and their ownership of CenterState common stock can also be found in CenterState's definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on March 12, 2018, and other documents subsequently filed by CenterState with the SEC. Information about the directors and officers of Charter and their ownership of Charter common stock can also be found in Charter's definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on January 5, 2018, and other documents subsequently filed by Charter with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1Agreement and Plan of Merger, dated as of April 24, 2018, by and among Charter Financial Corporation and CenterState Bank Corporation.
3.1Amendment to Bylaws of Charter Financial Corporation.
99.1Press release issued on April 24, 2018, with respect to the Announcement of the Agreement and Plan of Merger by and between Charter Financial Corporation and CenterState Bank Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date:	April 24, 2018	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Senior Vice President and Chief Financial Officer